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                                                                    EXHIBIT 32.1

                              PHOTON DYNAMICS, INC.
                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Photon Dynamics, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Elwood H. Spedden, President and Chief Executive Officer of the Company, and Richard Okumoto, Chief Financial Officer and Secretary of the Company, each hereby certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report, to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the periods covered by the Report.

Dated:  August 14, 2003

/s/ ELWOOD H. SPEDDEN                      /s/ RICHARD OKUMOTO
---------------------------------------    -------------------------------------
Elwood H. Spedden                          Richard Okumoto
President and Chief Executive Officer      Chief Financial Officer and Secretary

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906 has been provided to Photon Dynamics and will be retained by Photon Dynamics and furnished to the Securities and Exchange Commission or its staff upon request.

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